Earnings Conference Call 4th Quarter & Full-Year 2022 February 16, 2023 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express, are based on, or involve discussions of expectations, beliefs, plans, estimates, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties that may differ materially from actual results, performance, or outcomes. Risks and uncertainties that may cause actual results or outcomes to differ materially from those contained in forward-looking statements are listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) Part I, Item 1A -“Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and other reports the companies file with the U.S. Securities and Exchange Commission. Risks and uncertainties include the following, among others: • decisions by state and federal regulators affecting Idaho Power's ability to recover its costs and earn a return on its capital investment; • changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • impacts of economic conditions, including an inflationary or recessionary environment and increasing interest rates, on items such as operations and capital investments and changes in customer demand; • ability to timely construct, and expenses and risks of capital expenditures for, utility infrastructure, including the impacts of inflation, price volatility, and supply chain constraints; • risks of operating an electric utility system, including compliance with regulatory obligations and liability for outages and personal injury or property damage; • power demand exceeding supply, and the rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased costs for purchasing energy and capacity in the market; • ability to acquire fuel, power, and transmission capacity at reasonable prices and under reasonable terms; • impacts of future governmental regulation and inability to timely obtain, and the cost of obtaining and complying with, government permits and approvals; • ability to obtain debt and equity financing when necessary and on reasonable terms; and • ability to continue to pay dividends and achieve target-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the company to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Brian Buckham IDACORP Senior Vice President & Chief Financial Officer 3

Earnings Performance Three months ended December 31 Year ended December 31 2022 2021 2022 2021 Net income $ 42,053 $ 32,798 $ 258,982 $ 245,550 Weighted average common shares outstanding – diluted (000’s) 50,727 50,697 50,699 50,645 Earnings per diluted share $ 0.83 $ 0.65 $ 5.11 $ 4.85 4

15 Straight Years of Growth in EPS(1) $1.86 $2.17 $2.68 $3.00 $3.43 $3.46 $3.64 $3.85 $3.87 $3.94 $4.21 $4.49 $4.61 $4.69 $4.85 $5.11 $1.80 $2.20 $2.60 $3.00 $3.40 $3.80 $4.20 $4.60 $5.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (1)Earnings per diluted share. 2008-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization. Earnings grew each of these years, even prior to the accounting method change. 7% CAGR since 2007 5

Growth & Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: 2023: 3.9% 2024: 4.5% 6 2.4% (Year-over-year) Idaho Power Customer Growth 550,000 560,000 570,000 580,000 590,000 600,000 610,000 620,000 2018 2019 2020 2021 2022

Large Project Updates • Boardman-to-Hemingway groundbreaking expected in 2023 • Gateway West potential acceleration in IRP planning window • 120 MW Jackpot Solar PPA now online • 120 MW company-owned battery storage under construction – to help meet summer 2023 peak load, along with 40 MW of additional purchased solar • Additional 60 MW company-owned battery storage, paired with 100 MW solar PPA – signed as a result of 2024 capacity needs • Additional energy and capacity needed in 2025 & 2026; requests for proposals in process 7

Idaho Rate Case Expected June 1, 2023 8 490,000 530,000 570,000 610,000 650,000 $2.5 $3.0 $3.5 $4.0 2011 2012 2022 Rate Base Responding to Growth Rate Base Customers $ 1 .0 b ill io n h ig h e r ra te b as e $ B ill io n s Residential growth near Meridian, Idaho 13,300 14,100 14,900 15,700 2011 2020 2021 2022 MWhs Sold to Retail Customers 15% Higher MWh Demand

2021 to 2022 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 9 Net Income – For the Year Ended December 31, 2021 $ 245.6 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 12.1 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 8.8 Idaho fixed cost adjustment revenues (12.7) Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms 24.4 Transmission wheeling-related revenues 12.5 Other operations and maintenance expenses (38.1) Depreciation expense 5.4 Other changes in operating revenues and expenses, net (14.8) Decrease in Idaho Power operating income (2.4) Non-operating expense, net 15.7 Income tax expense (1.7) Total increase in Idaho Power net income 11.6 Other IDACORP changes (net of tax) 1.8 Net Income – For the Year Ended December 31, 2022 $ 259.0

Capital Expenditures Forecast(1) 2023 – 2027 ($ Millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2023 2024 2025 2026 2027 Distribution ($125-$170M) Hydro ($80-$130M) Transmission ($50-$150M) General Plant ($50-$80M) Thermal ($10-$50M) High Voltage Transmission ($40-$180M) New capacity resources ($10-$210M) (1) As of February 16, 2023. See page 56 of IDACORP’s 2022 Form 10-K for a summary of project types included in the 5-year forecast. 15% increase from previous 5-year forecast. Potential to further increase, depending on announced large load projects 10 $650M per year average ~$330M per year average previous 5 years

$2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 2011 Rate Case + Langley Total Rate Base Estimate through 2022 2023 2024 2025 2026 2027 *5-Year Forecasted Rate Base Growth (11.1% CAGR, including Hells Canyon) ~$2.7 B $0.3B Hells Canyon Relicensing Asset – estimated in 2024(2) $ B ill io n s 11 $2.8 B $1.0 B Total System Rate Base Growth Forecast(1) (1) If the net balances of Idaho Power’s capital additions and retirements since its last rate case and its forecasted capital additions and retirements were approved by its regulators to be included in base rates, Idaho Power’s total system rate base could reach approximately $6.4 billion by the end of 2027, the year through which Idaho Power currently forecasts capital expenditures. Idaho Power’s most recent rate cases in its jurisdictions in 2011 provided for a return on a rate base of $2.8 billion, which included the Langley Gulch power plant completed in 2012. The 2011 original amounts are adjusted in this graphic over time to reflect the ultimate decline in net rate base of coal-related assets. Coal related rate base for the North Valmy and Jim Bridger plants will be fully collected by the end of 2028 and 2030, respectively, through separate regulatory orders. Rate base related to the Boardman coal-fired plant was fully collected by the end of 2020, when the plant was retired. (2) Hells Canyon Complex (HCC) relicensing costs becoming eligible for rate base is subject to the Federal Energy Regulatory Commission’s granting of a new operating license, which Idaho Power believes will occur in 2024 or thereafter. Estimated to be $295M of rate base in 2024 for illustration purposes herein.

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2026(2) $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(3) – (19.9) Total $ 100.0 $ 280.1 Operating Cash Flows, Liquidity, & Capital Structure 9 Cash Flows (millions) Year Ended December 31 IDACORP 2022 2021 Net Cash Provided by Operating Activities $ 351.3 $ 363.3 Liquidity (millions) 12 As of December 31, 2022 (1) Holding company only. (2) On December 6, 2025, $15.6 million and $46.9 million on the IDACORP and Idaho Power facilities, respectively, terminates, with the remainder terminating December 7, 2026. (3) American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds were unable to sell the bonds to third parties.

2023 Earnings Per Share Guidance & Estimated Key Operating Metrics (Millions Except for Per Share Amounts) 2023 Estimates(1) 2022 Actual(2) IDACORP Earnings Per Diluted Share Guidance $ 4.95 – $ 5.15 $ 5.11 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits Approximately $15 None Idaho Power Operations & Maintenance Expense $ 385 – $ 395 $ 399 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction $ 650 – $ 700 $ 468 Idaho Power Hydropower Generation (Megawatt-hours) 5.5 – 7.5 5.3 (1) As of February 16, 2023. (2) On an accrual basis. 13

Precipitation Weather Outlook March Through May 2023 Temperature 14 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, January 19, 2023

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media Webcast and presentation on WWW.IDACORPINC.COM15